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[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Exhibit 10.61

[Translation]

EQUITY TRANSFERRING AGREEMENT

    This Agreement is made by and between the following parties:

Seller:	Zhe Jiang Nantian telecommunication development group share company
Purchaser:	UTStarcom, Inc.,

    Whereas:

  1.
  Seller and Purchaser jointly invested to set up the sino-foreign joint venture named Hangzhou Nantian Starcom telecommunication equipment Co., Ltd. (the "company") in 1993. Till November 30, 2000, the paid in capital for the company is [***], net assets is [***].

  2.
  Before execution of this agreement, Seller's contribution to the company accounts for [***] of the company. Purchaser's contribution to the company accounts for [***].

  3.
  Seller agrees to transfer its all equities to Purchaser, and Purchaser agrees to purchase the equities. After the closing of transference, the company will be a wholly-owned subsidiary of Purchaser.

    In accordance with the Law of People's Republic of China on sino-foreign joint venture enterprise and some regulations on equities change of investment of foreign investment enterprise, adhering to the principle of equality and through friendly consultations, with honest, confident and mutual benefit, both party agree to transfer the shares under the term and condition as follows:

1. The status of the parties:

Seller:	Zhe Jiang Nantian telecommunication development group share company
With resident at:	Hangzhou WuLin Square East Science & Cooperate Building Rm 17-18
Legal representative:	Liu Aifu
Title:	Chairman of the board of directors
Nationality:	P.R.C. China
Purchaser:	UTStarcom, Inc., with resident at 1275 Harbor Bay Parkway, Suite 100 Alameda, CA 94502 U.S.A.
Legal representative:	Ying Wu
Title:	President
Nationality:	U.S.A.

2. TRANSFER OF EQUITIES

      2.1 Seller contributed [***] to the company, accounting for [***] of the total amount of investment and registered capital. Purchaser contributed [***] to the company, accounting for [***] of the total amount of investment and registered capital.

      2.2 Seller agrees to transfer equities account for [***] of the company to Purchaser, and Purchaser agrees to purchase the equities account for [***] of the company.

      2.3 After the closing of transference, the company will be a wholly-owned subsidiary of Purchaser.

      2.4 The total amount of investment and registered capital of the company will be no change.

3. PRICE AND PAYMENT TERM

      3.1 The Seller hereby agrees to sell to Purchaser [***] Equities of the company at price of [***] under the condition of this agreement.

      3.2 Purchaser hereby agree to pay to Seller before [***] in [***] to the Seller.

4. After the closing of transferring, the company shall change from a joint venture company to a wholly foreign owned company of Purchaser. Purchaser shall take the liabilities of the shareholder in accordance with the revised article of association, the board of directors shall be appointed by Purchaser.

5. WARRANTY

      5.1 Seller hereby warranties to Purchaser that the equities transferred to Purchaser is owned by Seller and Seller has full power to transfer the shares to Purchaser. Seller warranties to Purchaser that Purchaser will not make the Purchaser to be prosecuted.

      5.2 Seller hereby warranties that the execution of this Agreement and performance of this agreement have been duly and validly authorized and approved by Seller's relevant administration authority.

      5.3 Purchaser hereby warranties that the execution of this agreement have been duly authorized.

      5.4 Purchaser hereby warranties to pay the said purchase price to Seller in accordance with the provisions set forth herein this agreement.

      5.5 Purchaser hereby warranties to apply for approval of the local authority and change the registration record for the share transference. Seller shall cooperate.

6. TERMINATION

      6.1 This agreement shall be terminated in case one party terminates operation before the effective of this agreement or fails to receive the approval of the relevant authorities.

      6.2 The agreement shall be terminated if it is failed to get the approval from the related authority [***] from the date of this agreement. The parties shall agree to liquidate the company.

7. DISPUTATION SETTLEMENT

    Any disputes arising from the execution or in connection with the contract shall be settled through friendly consultations between both parties. In case no settlement can be reached through consultations, the disputes shall be submitted to Hangzhou Arbitration Commission for arbitration in accordance with its rules of procedure. The arbitral award is final and binding upon both parties. During the arbitration, the contract shall be executed continuously by both parties except for matters in disputes.

8. APPLICABLE LAW

    This agreement shall be governed by the related laws of the People's Republic of China.

    9.  The present Agreement becomes executive on the date signed or stamped by the legal person or representative of both party, and this agreement shall come into force beginning from the date of approval of the original authority.

    The present Agreement is made in four originals. Each party keep one original and others shall be sent to the relevant authorities for filing. All originals shall be equally authentic.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date following written.

Zhe Jiang Nantian telecommunication development group share company
Representative: Bao Rongqing

Date: February 5, 2001
UTSTARCOM, INC.
Representative: Ying Wu

Date: February 5, 2001

Translation Verification

    The foregoing represents a fair and accurate English translation of the original Chinese document.

Dated: May 11, 2001

By:	/s/ SHAO-NING J. CHOU
Name:	Shao-Ning J. Chou
Title:	Executive Vice President and Chief Operating Officer, China Operations

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  Exhibit 10.61
[Translation]
EQUITY TRANSFERRING AGREEMENT
Translation Verification